SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 26, 2004

Cooper Cameron Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1333 West Loop South, Suite 1700, Houston, Texas 77027

(Address of Principal Executive Offices)                              (Zip Code)

Registrant’s telephone number, including area code	(713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statement and Exhibits

The following are being furnished as exhibits to this report.

Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 26, 2004 – Cooper Cameron to Webcast Conference Presentation.

Item 9. Regulation FD Disclosure

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement of a webcast of remarks of Franklin Myers, Senior Vice President and CFO, at the UBS 2004 Global Oil & Gas Conference on Friday, June 4, 2004. The press release is included as exhibit 99.1 to this report.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COOPER CAMERON CORPORATION
	By:	/s/ WILLIAM C. LEMMER

William C. Lemmer Vice President, General Counsel and Secretary

Date: May 26, 2004

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release of Cooper Cameron Corporation, dated May 26, 2004 – Cooper Cameron to Webcast Conference Presentation